UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2012

STEINWAY MUSICAL INSTRUMENTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11911	35-1910745
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 South Street, Suite 305, Waltham, Massachusetts 02453

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(781) 894-9770

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.08 Shareholder Director Nominations

The 2012 Annual Meeting of Stockholders of Steinway Musical Instruments, Inc. (the “Company”) has been scheduled for Wednesday, January 30, 2013, which date is more than seventy days after the anniversary date of the Company’s 2011 Annual Meeting of Stockholders. Accordingly, the due date for the submission of any qualified stockholder proposals or qualified stockholder nominations under the rules of the Securities and Exchange Commission and the Amended and Restated Bylaws of the Company described in the Company’s 2011 Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on June 2, 2011 is no longer applicable. Such nominations and proposals, including any notice on Schedule 14N, are now due to the Company on or before December 18, 2012, as the Company intends to print its proxy materials on December 24, 2012.

Stockholder proposals should be addressed to: Dennis M. Hanson, Secretary, Steinway Musical Instruments, Inc., 800 South Street, Suite 305, Waltham, MA 02453.

The Company has selected December 7, 2012 as its stockholder record date. Therefore, only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: December 7, 2012	STEINWAY MUSICAL INSTRUMENTS, INC.

	By:	/s/ Michael T. Sweeney

	Name:	Michael T. Sweeney
	Title:	President and Chief Executive Officer